EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountant's report on internal control.

EXHIBIT B:
  Attachment to item 77D:
  Policies with respect to security investments.

EXHIBIT C:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT D:
  Attachment to item 77Q1:
  Exhibits

EXHIBIT E:
  Attachment to item 77Q3:
  NSAR certification - filed as:  EX-99.77Q3 CERT


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EXHIBIT A:

Report of Independent Accountants

To the Shareholders and Board of Directors of American Skandia Advisor Funds, Inc.

In planning and performing our audit of the financial statements of American Skandia Advisor Funds, Inc. (the "Company") for the year ended October 31, 2002, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Company is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 2002.

This report is intended solely for the information and use of the Board of Directors, management and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.

Ernst & Young
December 13, 2002



EXHIBIT B:
Item 77D

Effective as of May 1, 2002, the date of the Registrant's most recent prospectus, sub-advisory changes took place for one Fund of the Registrant (the ASAF DeAM International Equity Fund, which formerly was named the ASAF Founders International Small Capitalization Fund). In connection with the new sub-advisor assuming responsibility for the management of the Fund, a number of changes were made to the investment policies of the Fund. The current investment policies of this Fund is described in detail in the Prospectus and Statement of Additional Information for the Registrant included as part of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on April 30, 2002.

In addition, disclosure was added to certain of the Registrant's Funds to comply with Rule 35d-1 under the Investment Company Act of 1940. Disclosure was added to permit the ASAF Neuberger Berman Mid-Cap Growth Fund and the ASAF Neuberger Berman Mid-Cap Value Fund to invest in REITs.

Disclosure was added to clarify that the ASAF ProFund
Managed OTC Fund may invest a substantial portion of its assets in stocks. In addition, disclosure was added to the ASAF Janus Capital Growth Fund to permit the Fund to invest in equity securities including common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.

Finally, effective as of the close of business on September 27, 2002, each of the ASAF American Century International Growth Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Capital Income Fund, ASAF PIMCO Total Return Bond Fund and ASAF Money Market Fund withdrew all of its assets from its corresponding ASMT Portfolio and entered into new sub-advisory agreements with the respective sub-advisors to manage the assets of the Funds. The terms of the new agreements are substantially identical to those of the agreements for their corresponding ASMT Portfolios. The changes to the above five Funds are described in detail in a Supplement to the Registrant's Prospectus which was filed with the SEC on September 27, 2002.



EXHIBIT C:
Item 77O

On May 15, 2002, the ASAF Neuberger Berman Mid-Cap
Growth Fund of the Registrant purchased 31,600 shares of Willis Group Holding Ltd. common stock from J.P. Morgan Securities in an underwritten offering of 19,290,000 shares of such stock in which Neuberger Berman LLC, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $28.25 per share.

	On June 20, 2002, the ASAF Marsico Capital Growth Fund of the Registrant purchased 88,838 shares of El Paso Corp. common stock from Credit Suisse First Boston Corp. in an underwritten offering of $897,750,000 in which Bank of America, LLC, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $19.95 per share.

On October 16, 2002, the ASAF Gabelli Small-Cap Value
Fund of the Registrant purchased 46,000 shares of Gray Television, Inc. common stock from Merrill Lynch Capital Markets in an underwritten offering of 30,000,000 shares of such stock in which Gabelli & Company, Inc., an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $8.25 per share.

	On October 25, 2002, the ASAF Marsico Capital Growth Fund of the Registrant purchased 175,000 shares of Wynn Resorts, LTD common stock from Deutsche Morgan Grenfell in an underwritten offering of 34,615,000 shares of such stock in which Bank of America, LLC, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $13.00 per share.

	At its June 26, 2002, September 11, 2002 and December 4, 2002 meetings, the Registrant's Board of Directors made the determinations required by rule 10f-3 under the Investment Company Act of 1940 for the transactions listed above based on information with regard to compliance with rule 10f-3 and the Registrant's rule 10f-3 procedures that was provided to it by the Funds' Investment Manager, which in turn had been provided to the Investment Manager by each Funds' sub-advisor.



EXHIBIT D:
Item 77 Q. 1

Articles of Amendment of Registrant dated July 1, 2002 is attached herewith as Exhibit A.

Articles of Amendment of Registrant dated November 11, 2002 is attached herewith as Exhibit B.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF American Century International Growth
Fund is attached herewith as Exhibit C.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF Janus Capital Growth Fund is attached herewith as Exhibit D.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF INVESCO Capital Income Fund is attached herewith as Exhibit E.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the ASAF PIMCO Total Return Bond Fund is attached herewith as Exhibit F.

The Investment Management Agreement between the Registrant and between American Skandia Investment Services,
Incorporated with respect to the ASAF Money Market Fund is attached herewith as Exhibit G.


The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and American Century
Investment Management, Inc. with respect to the ASAF
American Century International Growth Fund is attached herewith as Exhibit H.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Janus Capital
Management LLC with respect to the ASAF Janus Capital Growth
Fund is attached herewith as Exhibit I.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and INVESCO Funds Group,
Inc. with respect to the ASAF INVESCO Capital Income Fund is attached herewith as Exhibit J.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Pacific Investment
Management Company LLC with respect to the ASAF PIMCO Total
Return Bond Fund is attached herewith as Exhibit K.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Wells Capital
Management, Inc. with respect to the ASAF Money Market Fund is attached herewith as Exhibit L.

Exhibit A

AMERICAN SKANDIA ADVISOR FUNDS, INC.

ARTICLES OF AMENDMENT

	AMERICAN SKANDIA ADVISOR FUNDS, INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: The Charter of the Corporation is hereby amended as follows:

(1) Article SIXTH subsection (a) of the Charter is amended by changing the designation of the series of shares currently designated as the "ASAF INVESCO Equity Income
Fund," to be designated as the "ASAF INVESCO Capital
Income Fund."

SECOND: The amendment does not increase the authorized stock of the Corporation.

THIRD: The foregoing amendment to the Charter of the Corporation has been approved by a majority of the entire
Board of Directors and the amendment is limited to a change expressly permitted by Section 2-605(a)(2) of the Maryland
General Corporation Law to be made without action by stockholders.
FOURTH: These Articles of Amendment shall become effective July 1, 2002.
IN WITNESS WHEREOF, AMERICAN SKANDIA ADVISOR FUNDS,
INC. has caused these presents to be signed in its name and on its behalf by its Secretary and witnessed by its Assistant Secretary on ___________, 2002.

WITNESS:	AMERICAN SKANDIA ADVISOR
		FUNDS, INC.
_________________________
	By: ________________
__________
Susann Palumbo		Edward P. Macdonald
Assistant Secretary		Secretary

THE UNDERSIGNED, Secretary of AMERICAN SKANDIA ADVISOR FUNDS, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.
	_________________________
_____
		Edward P. Macdonald
		Secretary

Exhibit B

AMERICAN SKANDIA ADVISOR FUNDS, INC.

ARTICLES OF AMENDMENT

	AMERICAN SKANDIA ADVISOR FUNDS, INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: The Charter of the Corporation is hereby amended as follows:

(1) Article SIXTH subsection (a) of the Charter is amended by changing the designation of the series of shares currently designated as the "ASAF Janus Overseas Growth
Fund," to be designated as the "ASAF William Blair
International Growth Fund."

(2) Article SIXTH subsection (a) of the Charter is amended by changing the designation of the series of shares currently designated as the "ASAF Janus Mid-Cap Growth
Fund," to be designated as the "ASAF Goldman Sachs Mid-Cap
Growth Fund."

(3) Article SIXTH subsection (a) of the Charter is amended by changing the designation of the series of shares currently designated as the "ASAF Janus Capital Growth
Fund," to be designated as the "ASAF Goldman Sachs
Concentrated Growth Fund."

SECOND: The amendment does not increase the authorized stock of the Corporation.

THIRD:  The foregoing amendment to the Charter of the
Corporation has been approved by a majority of the entire
Board of Directors and the amendment is limited to a change
expressly permitted by Section 2-605(a)(2) of the Maryland
General Corporation Law to be made without action by
stockholders.
FOURTH:  These Articles of Amendment shall become
effective November 11, 2002.
IN WITNESS WHEREOF, AMERICAN SKANDIA ADVISOR FUNDS,
INC. has caused these presents to be signed in its name and
on its behalf by its Secretary and witnessed by its
Assistant Secretary on ___________, 2002.
WITNESS:	AMERICAN SKANDIA ADVISOR
	FUNDS, INC.
_________________________
	By: ________________
__________
Susann Palumbo		John Birch
Assistant Secretary		Vice President

THE UNDERSIGNED, Secretary of AMERICAN SKANDIA ADVISOR FUNDS, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.
	_________________________
_____
		John Birch
		Vice President
Exhibit C

AMERICAN SKANDIA ADVISOR FUNDS, INC.
INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made this 28th day of September, 2002 by and between American Skandia Advisor Funds, Inc., a Maryland corporation (the "Company"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager").

W I T N E S S E T H

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Company and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the ASAF American Century International Growth Fund (the "Fund") on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	Management.  The Investment Manager shall act as
investment manager for the Fund and shall, in such capacity, manage the investment operations of the Fund, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Board of Directors of the Company (the "Directors"). The Investment Manager shall give the Fund the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

2.	Duties of Investment Manager.  In carrying out its
obligation under paragraph 1 hereof, the Investment Manager shall:

	(a) supervise and manage all aspects of the Fund's operations:

	(b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Directors;

	(c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders, reports to and filings with the Securities and Exchange Commission, state
Blue Sky authorities and other applicable regulatory authorities;

	(d) provide to the Directors on a regular basis, written financial reports and analyses on the Fund's securities transactions and the operations of comparable investment companies;

	(e) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them in writing to the Directors;

	(f) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Directors;
and

	(g) take, on behalf of the Fund, all actions which appear to the Company necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3.	Broker-Dealer Relationships.  The Investment Manager is
responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of the Fund's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Fund pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Company's
Prospectus and Statement of Additional Information as in effect from time to time (together, the "Registration Statement"), or as the Directors may determine from time to time. Generally, the Investment Manager's primary consideration in placing Fund securities transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price. The Investment Manager may consider sale of interests in the Fund in allocating Fund securities transactions, subject to the requirements of best net price available and most favorable execution.

	Consistent with this policy, the Investment Manager, in allocating Fund securities transactions, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Investment Manager's overall responsibilities with respect to the Fund and other accounts as to which the Investment Manager exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Investment Manager on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Investment Manager shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Investment Manager will report on such allocations to the Directors regularly as requested by the Directors, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

4.	Control by the Directors.  Any investment program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Company pursuant hereto, shall at all times be subject to any directives of the Directors.

5.	Compliance with Applicable Requirements.  In carrying
out its obligations under this Agreement, the Investment
Manager shall at all times conform to:

	(a) all applicable provisions of the ICA and the Advisers Act and any rules and regulations adopted thereunder; and

	(b) the provisions of the Registration Statement, including the investment objectives, policies and restrictions, and permissible investments specified therein;
and

	(c) the provisions of the Agreement and Articles of Incorporation, as amended; and

	(d) the provisions of the By-laws of the Company, as amended; and

	(e) any other applicable provisions of state and federal law.

6.	Expenses.  The expenses connected with the Company
shall be allocable between the Company and the Investment
Manager as follows:

	(a) The Investment Manager shall furnish, at its expense and without cost to the Company, the services of a President, Secretary, and one or more Vice Presidents of the Company, to the extent that such additional officers may be required by the Company for the proper conduct of its affairs.

	(b) The Investment Manager shall further maintain, at its expense and without cost to the Company, a trading function in order to carry out its obligations under subparagraphs (e), (f) and (g) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

	(c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

(i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Company whose normal duties consist of maintaining the financial accounts and books and records of the Company, including the reviewing of calculations of net asset value and preparing tax returns; or

(ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer.

	Notwithstanding the obligation of the Company to bear the expense of the functions referred to in clauses (i) and
(ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions, and the Company shall reimburse the Investment Manager therefor upon proper accounting.

	(d) All of the ordinary business expenses incurred in the operations of the Company and the offering of its shares shall be borne by the Company unless specifically provided otherwise in this paragraph 6. These expenses include, but are not limited to: (i) brokerage commissions, legal, auditing, taxes or governmental fees; (ii) the cost of preparing share certificates; (iii) custodian, depository, transfer and shareholder service agent costs; (iv) expenses of issue, sale, redemption and repurchase of shares; (v) expenses of registering and qualifying shares for sale; (vi) insurance premiums on property or personnel (including officers and directors if available) of the Company which inure to the Company's benefit; (vii) expenses relating to director and shareholder meetings; (viii) the cost of preparing and distributing reports and notices to shareholders; (ix) the fees and other expenses incurred by the Company in connection with membership in investment company organizations; and (x) and the cost of printing copies of prospectuses and statements of additional information, as well as any supplements thereto, distributed to shareholders.

7.	Delegation of Responsibilities.  Upon the request of
the Directors, the Investment Manager may perform services on behalf of the Company which are not required by this Agreement. Such services will be performed on behalf of the Company and the Investment Manager's cost in rendering such services may be billed monthly to the Company, subject to examination by the Company's independent accountants. Payment or assumption by the Investment Manager of any Company expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Company nor obligate the Investment Manager to pay or assume any similar Company expense on any subsequent occasion.

8.	Engagement of Sub-Advisers and Broker-Dealers.   The
Investment Manager may engage, subject to approval of the Directors and where required, the shareholders of the Fund, a sub-adviser to provide advisory services in relation to the Fund. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-adviser the duties outlined in subparagraphs (e), (f) and (g) of paragraph 2 hereof.

9.	Compensation.  The Company shall pay the Investment
Manager in full compensation for services rendered hereunder an annual investment advisory fee. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

10.	Non-Exclusivity.  The services of the Investment
Manager to the Fund are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

11.	Term and Approval.  This Agreement shall become
effective on May 1, 2000 and by shall continue in force and
effect from year to year, provided that such continuance is
specifically approved at least annually by:

	(a) the Directors or the vote of a majority of the Fund's outstanding voting securities (as defined in Section
2(a)(42) of the ICA); and

	(b) the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

12.	Termination.  This Agreement may be terminated at any
time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Fund, by vote of the Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its "assignment," as such term is defined in the ICA.

13.	Liability of Investment Manager and Indemnification.
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, directors or employees, it shall not be subject to liability to the Company or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

14.	Liability of the Directors and Shareholders.  A copy of
the Agreement and Articles of Incorporation is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Directors as directors and not individually and that the obligations of this instrument are not binding upon any of the Directors or shareholders individually but are binding only upon the assets and property of the Company. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Company or the Investment Manager may have under applicable law.

15.  	Notices.  Any notices under this Agreement shall
be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Company and the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

16.  	Questions of Interpretation.  Any question of
interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

AMERICAN SKANDIA ADVISOR FUNDS, INC.


Attest:
	By:___________________
__________	Richard G. Davy
___________________________________	Vice President



AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED


Attest:	By:
____________________________
		John Birch
___________________________________		Senior Vice
President & Chief
Operating Officer



American Skandia Advisor Funds, Inc.
ASAF American Century International Growth Fund
Investment Management Agreement

EXHIBIT A




	An annual rate of 1.00% of the average daily net assets of the Fund.





Exhibit D

AMERICAN SKANDIA ADVISOR FUNDS, INC.
INVESTMENT MANAGEMENT AGREEMENT


THIS AGREEMENT is made this 28th day of September, 2002 by and between American Skandia Advisor funds, Inc., a Maryland corporation (the "Company"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager").

W I T N E S S E T H

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Company and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the ASAF Janus Capital Growth Fund (the "Fund") on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	Management.  The Investment Manager shall act as
investment manager for the Fund and shall, in such capacity, manage the investment operations of the Fund, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Board of Directors of the Company (the "Directors"). The Investment Manager shall give the Fund the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

2.	Duties of Investment Manager.  In carrying out its
obligation under paragraph 1 hereof, the Investment Manager shall:

	(a) supervise and manage all aspects of the Fund's operations:

	(b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Directors;

	(c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders, reports to and filings with the Securities and Exchange Commission, state
Blue Sky authorities and other applicable regulatory authorities;

	(d) provide to the Directors on a regular basis, written financial reports and analyses on the Fund's securities transactions and the operations of comparable investment companies;

	(e) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them in writing to the Directors;

	(f) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Directors;
and

	(g) take, on behalf of the Fund, all actions which appear to the Company necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3.	Broker-Dealer Relationships.  The Investment Manager is
responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of the Fund's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Fund pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Company's
Prospectus and Statement of Additional Information as in effect from time to time (together, the "Registration Statement"), or as the Directors may determine from time to time. Generally, the Investment Manager's primary consideration in placing Fund securities transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price. The Investment Manager may consider sale of interests in the Fund in allocating Fund securities transactions, subject to the requirements of best net price available and most favorable execution.

	Consistent with this policy, the Investment Manager, in allocating Fund securities transactions, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Investment Manager's overall responsibilities with respect to the Fund and other accounts as to which the Investment Manager exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Investment Manager on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Investment Manager shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Investment Manager will report on such allocations to the Directors regularly as requested by the Directors, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

4.	Control by the Directors.  Any investment program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Company pursuant hereto, shall at all times be subject to any directives of the Directors.

5.	Compliance with Applicable Requirements.  In carrying
out its obligations under this Agreement, the Investment
Manager shall at all times conform to:

	(a) all applicable provisions of the ICA and the Advisers Act and any rules and regulations adopted thereunder; and

	(b) the provisions of the Registration Statement, including the investment objectives, policies and restrictions, and permissible investments specified therein;
and

	(c) the provisions of the Agreement and Articles of Incorporation, as amended; and

	(d) the provisions of the By-laws of the Company, as amended; and

	(e) any other applicable provisions of state and federal law.

6.	Expenses.  The expenses connected with the Company
shall be allocable between the Company and the Investment
Manager as follows:

	(a) The Investment Manager shall furnish, at its expense and without cost to the Company, the services of a President, Secretary, and one or more Vice Presidents of the Company, to the extent that such additional officers may be required by the Company for the proper conduct of its affairs.

	(b) The Investment Manager shall further maintain, at its expense and without cost to the Company, a trading function in order to carry out its obligations under subparagraphs (e), (f) and (g) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

	(c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

(i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Company whose normal duties consist of maintaining the financial accounts and books and records of the Company, including the reviewing of calculations of net asset value and preparing tax returns; or

(ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer.

 	Notwithstanding the obligation of the Company to bear the expense of the functions referred to in clauses (i) and
(ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions, and the Company shall reimburse the Investment Manager therefor upon proper accounting.

	(d) All of the ordinary business expenses incurred in the operations of the Company and the offering of its shares shall be borne by the Company unless specifically provided otherwise in this paragraph 6. These expenses include, but are not limited to: (i) brokerage commissions, legal, auditing, taxes or governmental fees; (ii) the cost of preparing share certificates; (iii) custodian, depository, transfer and shareholder service agent costs; (iv) expenses of issue, sale, redemption and repurchase of shares; (v) expenses of registering and qualifying shares for sale; (vi) insurance premiums on property or personnel (including officers and directors if available) of the Company which inure to the Company's benefit; (vii) expenses relating to director and shareholder meetings; (viii) the cost of preparing and distributing reports and notices to shareholders; (ix) the fees and other expenses incurred by the Company in connection with membership in investment company organizations; and (x) and the cost of printing copies of prospectuses and statements of additional information, as well as any supplements thereto, distributed to shareholders.

7.	Delegation of Responsibilities.  Upon the request of
the Directors, the Investment Manager may perform services on behalf of the Company which are not required by this Agreement. Such services will be performed on behalf of the Company and the Investment Manager's cost in rendering such services may be billed monthly to the Company, subject to examination by the Company's independent accountants. Payment or assumption by the Investment Manager of any Company expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Company nor obligate the Investment Manager to pay or assume any similar Company expense on any subsequent occasion.

8.	Engagement of Sub-Advisers and Broker-Dealers.   The
Investment Manager may engage, subject to approval of the Directors and where required, the shareholders of the Fund, a sub-adviser to provide advisory services in relation to the Fund. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-adviser the duties outlined in subparagraphs (e), (f) and (g) of paragraph 2 hereof.

9.	Compensation.  The Company shall pay the Investment
Manager in full compensation for services rendered hereunder an annual investment advisory fee. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

10.	Non-Exclusivity.  The services of the Investment
Manager to the Fund are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

11.	Term and Approval.  This Agreement shall become
effective on September 28, 2002 and by shall continue in
force and effect from year to year, provided that such
continuance is specifically approved at least annually by:

	(a) the Directors or the vote of a majority of the Fund's outstanding voting securities (as defined in Section
2(a)(42) of the ICA); and

	(b) the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

12.	Termination.  This Agreement may be terminated at any
time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Fund, by vote of the Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its "assignment," as such term is defined in the ICA.

13.	Liability of Investment Manager and Indemnification.
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, directors or employees, it shall not be subject to liability to the Company or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

14.	Liability of the Directors and Shareholders.  A copy of
the Agreement and Articles of Incorporation is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Directors as directors and not individually and that the obligations of this instrument are not binding upon any of the Directors or shareholders individually but are binding only upon the assets and property of the Company. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Company or the Investment Manager may have under applicable law.

15.  	Notices.  Any notices under this Agreement shall
be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Company and the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

16.  	Questions of Interpretation.  Any question of
interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

AMERICAN SKANDIA ADVISOR FUNDS, INC.


Attest:	By:
____________________________		Richard G. Davy
___________________________________	Vice President



AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED


Attest:	By:
_____________________________
		John Birch
___________________________________		Senior Vice
President & Chief
Operating Officer


American Skandia Advisor Funds, Inc.
ASAF Janus Capital Growth Fund
Investment Management Agreement

EXHIBIT A




	An annual rate of 1.00% of the average daily net assets of the Fund.




Exhibit E

AMERICAN SKANDIA ADVISOR FUNDS, INC.
INVESTMENT MANAGEMENT AGREEMENT


THIS AGREEMENT is made this 28th day of September, 2002 by and between American Skandia Advisor Funds, Inc., a Maryland corporation (the "Company"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager").

W I T N E S S E T H

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Company and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the ASAF INVESCO Capital Income Fund (the "Fund") on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	Management.  The Investment Manager shall act as
investment manager for the Fund and shall, in such capacity, manage the investment operations of the Fund, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Board of Directors of the Company (the "Directors"). The Investment Manager shall give the Fund the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

2.	Duties of Investment Manager.  In carrying out its
obligation under paragraph 1 hereof, the Investment Manager shall:

	(a) supervise and manage all aspects of the Fund's operations:

	(b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Directors;

	(c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders, reports to and filings with the Securities and Exchange Commission, state
Blue Sky authorities and other applicable regulatory authorities;

	(d) provide to the Directors on a regular basis, written financial reports and analyses on the Fund's securities transactions and the operations of comparable investment companies;

	(e) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them in writing to the Directors;

	(f) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Directors;
and

	(g) take, on behalf of the Fund, all actions which appear to the Company necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3.	Broker-Dealer Relationships.  The Investment Manager is
responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of the Fund's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Fund pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Company's
Prospectus and Statement of Additional Information as in effect from time to time (together, the "Registration Statement"), or as the Directors may determine from time to time. Generally, the Investment Manager's primary consideration in placing Fund securities transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price. The Investment Manager may consider sale of interests in the Fund in allocating Fund securities transactions, subject to the requirements of best net price available and most favorable execution.

	Consistent with this policy, the Investment Manager, in allocating Fund securities transactions, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Investment Manager's overall responsibilities with respect to the Fund and other accounts as to which the Investment Manager exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Investment Manager on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Investment Manager shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Investment Manager will report on such allocations to the Directors regularly as requested by the Directors, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

4.	Control by the Directors.  Any investment program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Company pursuant hereto, shall at all times be subject to any directives of the Directors.

5.	Compliance with Applicable Requirements.  In carrying
out its obligations under this Agreement, the Investment
Manager shall at all times conform to:

	(a) all applicable provisions of the ICA and the Advisers Act and any rules and regulations adopted thereunder; and

	(b) the provisions of the Registration Statement, including the investment objectives, policies and restrictions, and permissible investments specified therein;
and

	(c) the provisions of the Agreement and Articles of Incorporation, as amended; and

	(d) the provisions of the By-laws of the Company, as amended; and

	(e) any other applicable provisions of state and federal law.

6.	Expenses.  The expenses connected with the Company
shall be allocable between the Company and the Investment
Manager as follows:

	(a) The Investment Manager shall furnish, at its expense and without cost to the Company, the services of a President, Secretary, and one or more Vice Presidents of the Company, to the extent that such additional officers may be required by the Company for the proper conduct of its affairs.

	(b) The Investment Manager shall further maintain, at its expense and without cost to the Company, a trading function in order to carry out its obligations under subparagraphs (e), (f) and (g) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

	(c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

(i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Company whose normal duties consist of maintaining the financial accounts and books and records of the Company, including the reviewing of calculations of net asset value and preparing tax returns; or

(ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer.

 	Notwithstanding the obligation of the Company to bear the expense of the functions referred to in clauses (i) and
(ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions, and the Company shall reimburse the Investment Manager therefor upon proper accounting.

	(d) All of the ordinary business expenses incurred in the operations of the Company and the offering of its shares shall be borne by the Company unless specifically provided otherwise in this paragraph 6. These expenses include, but are not limited to: (i) brokerage commissions, legal, auditing, taxes or governmental fees; (ii) the cost of preparing share certificates; (iii) custodian, depository, transfer and shareholder service agent costs; (iv) expenses of issue, sale, redemption and repurchase of shares; (v) expenses of registering and qualifying shares for sale; (vi) insurance premiums on property or personnel (including officers and directors if available) of the Company which inure to the Company's benefit; (vii) expenses relating to director and shareholder meetings; (viii) the cost of preparing and distributing reports and notices to shareholders; (ix) the fees and other expenses incurred by the Company in connection with membership in investment company organizations; and (x) and the cost of printing copies of prospectuses and statements of additional information, as well as any supplements thereto, distributed to shareholders.

7.	Delegation of Responsibilities.  Upon the request of
the Directors, the Investment Manager may perform services on behalf of the Company which are not required by this Agreement. Such services will be performed on behalf of the Company and the Investment Manager's cost in rendering such services may be billed monthly to the Company, subject to examination by the Company's independent accountants. Payment or assumption by the Investment Manager of any Company expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Company nor obligate the Investment Manager to pay or assume any similar Company expense on any subsequent occasion.

8.	Engagement of Sub-Advisers and Broker-Dealers.   The
Investment Manager may engage, subject to approval of the Directors and where required, the shareholders of the Fund, a sub-adviser to provide advisory services in relation to the Fund. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-adviser the duties outlined in subparagraphs (e), (f) and (g) of paragraph 2 hereof.

9.	Compensation.  The Company shall pay the Investment
Manager in full compensation for services rendered hereunder an annual investment advisory fee. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

10.	Non-Exclusivity.  The services of the Investment
Manager to the Fund are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

11.	Term and Approval.  This Agreement shall become
effective on September 28, 2002 and by shall continue in
force and effect from year to year, provided that such
continuance is specifically approved at least annually by:

	(a) the Directors or the vote of a majority of the Fund's outstanding voting securities (as defined in Section
2(a)(42) of the ICA); and

	(b) the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

12.	Termination.  This Agreement may be terminated at any
time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Fund, by vote of the Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its "assignment," as such term is defined in the ICA.

13.	Liability of Investment Manager and Indemnification.
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, directors or employees, it shall not be subject to liability to the Company or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

14.	Liability of the Directors and Shareholders.  A copy of
the Agreement and Articles of Incorporation is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Directors as directors and not individually and that the obligations of this instrument are not binding upon any of the Directors or shareholders individually but are binding only upon the assets and property of the Company. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Company or the Investment Manager may have under applicable law.

15.  	Notices.  Any notices under this Agreement shall
be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Company and the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

16.  	Questions of Interpretation.  Any question of
interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

AMERICAN SKANDIA ADVISOR FUNDS, INC.


Attest:	By:
_____________________________			Richard G. Davy
___________________________________		Vice President



AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED


Attest:	By:
_____________________________
		John Birch
___________________________________		Senior Vice
President & Chief
Operating Officer



American Skandia Advisor Funds, Inc.
ASAF INVESCO Capital Income Fund
Investment Management Agreement

EXHIBIT A




	An annual rate of .75% of the average daily net assets of the Fund.







Exhibit F

AMERICAN SKANDIA ADVISOR FUNDS, INC.
INVESTMENT MANAGEMENT AGREEMENT


THIS AGREEMENT is made this 28th day of September, 2002 by and between American Skandia Advisor Funds, Inc., a Maryland corporation (the "Company"), and American Skandia
Investment Services, Incorporated, a Connecticut corporation
(the "Investment Manager").

W I T N E S S E T H

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Company and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the ASAF PIMCO Total Return Bond Fund (the "Fund") on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	Management.  The Investment Manager shall act as
investment manager for the Fund and shall, in such capacity, manage the investment operations of the Fund, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Board of Directors of the Company (the "Directors"). The Investment Manager shall give the Fund the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

2.	Duties of Investment Manager.  In carrying out its
obligation under paragraph 1 hereof, the Investment Manager shall:

	(a) supervise and manage all aspects of the Fund's operations:

	(b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Directors;

	(c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders, reports to and filings with the Securities and Exchange Commission, state
Blue Sky authorities and other applicable regulatory authorities;

	(d) provide to the Directors on a regular basis, written financial reports and analyses on the Fund's securities transactions and the operations of comparable investment companies;

	(e) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them in writing to the Directors;

	(f) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Directors;
and

	(g) take, on behalf of the Fund, all actions which appear to the Company necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3.	Broker-Dealer Relationships.  The Investment Manager is
responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of the Fund's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Fund pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Company's
Prospectus and Statement of Additional Information as in effect from time to time (together, the "Registration Statement"), or as the Directors may determine from time to time. Generally, the Investment Manager's primary consideration in placing Fund securities transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price. The Investment Manager may consider sale of interests in the Fund in allocating Fund securities transactions, subject to the requirements of best net price available and most favorable execution.

	Consistent with this policy, the Investment Manager, in allocating Fund securities transactions, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Investment Manager's overall responsibilities with respect to the Fund and other accounts as to which the Investment Manager exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Investment Manager on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Investment Manager shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Investment Manager will report on such allocations to the Directors regularly as requested by the Directors, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

4.	Control by the Directors.  Any investment program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Company pursuant hereto, shall at all times be subject to any directives of the Directors.

5.	Compliance with Applicable Requirements.  In carrying
out its obligations under this Agreement, the Investment
Manager shall at all times conform to:

	(a) all applicable provisions of the ICA and the Advisers Act and any rules and regulations adopted thereunder; and

	(b) the provisions of the Registration Statement, including the investment objectives, policies and restrictions, and permissible investments specified therein;
and

	(c) the provisions of the Agreement and Articles of Incorporation, as amended; and

	(d) the provisions of the By-laws of the Company, as amended; and

	(e) any other applicable provisions of state and federal law.

6.	Expenses.  The expenses connected with the Company
shall be allocable between the Company and the Investment
Manager as follows:

	(a) The Investment Manager shall furnish, at its expense and without cost to the Company, the services of a President, Secretary, and one or more Vice Presidents of the Company, to the extent that such additional officers may be required by the Company for the proper conduct of its affairs.

	(b) The Investment Manager shall further maintain, at its expense and without cost to the Company, a trading function in order to carry out its obligations under subparagraphs (e), (f) and (g) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

	(c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

(i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Company whose normal duties consist of maintaining the financial accounts and books and records of the Company, including the reviewing of calculations of net asset value and preparing tax returns; or

(ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer.

 	Notwithstanding the obligation of the Company to bear the expense of the functions referred to in clauses (i) and
(ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions, and the Company shall reimburse the Investment Manager therefor upon proper accounting.

	(d) All of the ordinary business expenses incurred in the operations of the Company and the offering of its shares shall be borne by the Company unless specifically provided otherwise in this paragraph 6. These expenses include, but are not limited to: (i) brokerage commissions, legal, auditing, taxes or governmental fees; (ii) the cost of preparing share certificates; (iii) custodian, depository, transfer and shareholder service agent costs; (iv) expenses of issue, sale, redemption and repurchase of shares; (v) expenses of registering and qualifying shares for sale; (vi) insurance premiums on property or personnel (including officers and Directors if available) of the Company which inure to the Company's benefit; (vii) expenses relating to director and shareholder meetings; (viii) the cost of preparing and distributing reports and notices to shareholders; (ix) the fees and other expenses incurred by the Company in connection with membership in investment company organizations; and (x) and the cost of printing copies of prospectuses and statements of additional information, as well as any supplements thereto, distributed to shareholders.

7.	Delegation of Responsibilities.  Upon the request of
the Directors, the Investment Manager may perform services on behalf of the Company which are not required by this Agreement. Such services will be performed on behalf of the Company and the Investment Manager's cost in rendering such services may be billed monthly to the Company, subject to examination by the Company's independent accountants. Payment or assumption by the Investment Manager of any Company expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Company nor obligate the Investment Manager to pay or assume any similar Company expense on any subsequent occasion.

8.	Engagement of Sub-Advisers and Broker-Dealers.   The
Investment Manager may engage, subject to approval of the Directors and where required, the shareholders of the Fund, a sub-adviser to provide advisory services in relation to the Fund. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-adviser the duties outlined in subparagraphs (e), (f) and (g) of paragraph 2 hereof.

9.	Compensation.  The Company shall pay the Investment
Manager in full compensation for services rendered hereunder an annual investment advisory fee. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

10.	Non-Exclusivity.  The services of the Investment
Manager to the Fund are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

11.	Term and Approval.  This Agreement shall become
effective on September 28, 2002 and by shall continue in
force and effect from year to year, provided that such
continuance is specifically approved at least annually by:

	(a) the Directors or the vote of a majority of the Fund's outstanding voting securities (as defined in Section
2(a)(42) of the ICA); and

	(b) the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

12.	Termination.  This Agreement may be terminated at any
time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Fund, by vote of the Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its "assignment," as such term is defined in the ICA.

13.	Liability of Investment Manager and Indemnification.
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, directors or employees, it shall not be subject to liability to the Company or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

14.	Liability of the Directors and Shareholders.  A copy of
the Agreement and Articles of Incorporation is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Directors as directors and not individually and that the obligations of this instrument are not binding upon any of the Directors or shareholders individually but are binding only upon the assets and property of the Company. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Company or the Investment Manager may have under applicable law.

15.  	Notices.  Any notices under this Agreement shall
be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Company and the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

16.  	Questions of Interpretation.  Any question of
interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

AMERICAN SKANDIA ADVISOR FUNDS, INC.


Attest:	By:
_____________________________			Richard G. Davy
___________________________________		Vice President



AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED


Attest:	By:
_____________________________
		John Birch
___________________________________		Senior Vice
President & Chief
Operating Officer


American Skandia Advisor Funds, Inc.
ASAF PIMCO Total Return Bond Fund
Investment Management Agreement

EXHIBIT A




	An annual rate of .65% of the average daily net assets of the Fund.

Exhibit G

AMERICAN SKANDIA ADVISOR FUNDS, INC.
INVESTMENT MANAGEMENT AGREEMENT


THIS AGREEMENT is made this 28th day of September, 2002 by and between American Skandia Advisor Funds, Inc., a Maryland corporation (the "Company"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager").

W I T N E S S E T H

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Company and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the ASAF Money Market Fund (the "Fund") on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	Management.  The Investment Manager shall act as
investment manager for the Fund and shall, in such capacity, manage the investment operations of the Fund, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Board of Directors of the Company (the "Directors"). The Investment Manager shall give the Fund the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

2.	Duties of Investment Manager.  In carrying out its
obligation under paragraph 1 hereof, the Investment Manager shall:

	(a) supervise and manage all aspects of the Fund's operations:

	(b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Directors;

	(c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders, reports to and filings with the Securities and Exchange Commission, state
Blue Sky authorities and other applicable regulatory authorities;

	(d) provide to the Directors on a regular basis, written financial reports and analyses on the Fund's securities transactions and the operations of comparable investment companies;

	(e) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them in writing to the Directors;

	(f) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Directors;
and

	(g) take, on behalf of the Fund, all actions which appear to the Company necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3.	Broker-Dealer Relationships.  The Investment Manager is
responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of the Fund's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Fund pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Company's
Prospectus and Statement of Additional Information as in effect from time to time (together, the "Registration Statement"), or as the Directors may determine from time to time. Generally, the Investment Manager's primary consideration in placing Fund securities transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price. The Investment Manager may consider sale of interests in the Fund in allocating Fund securities transactions, subject to the requirements of best net price available and most favorable execution.

	Consistent with this policy, the Investment Manager, in allocating Fund securities transactions, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934
Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Investment Manager's overall responsibilities with respect to the Fund and other accounts as to which the Investment Manager exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Investment Manager on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Investment Manager shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Investment Manager will report on such allocations to the Directors regularly as requested by the Directors, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

4.	Control by the Directors.  Any investment program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Company pursuant hereto, shall at all times be subject to any directives of the Directors.

5.	Compliance with Applicable Requirements.  In carrying
out its obligations under this Agreement, the Investment
Manager shall at all times conform to:

	(a) all applicable provisions of the ICA and the Advisers Act and any rules and regulations adopted thereunder; and

	(b) the provisions of the Registration Statement, including the investment objectives, policies and restrictions, and permissible investments specified therein;
and

	(c) the provisions of the Agreement and Articles of Incorporation, as amended; and

	(d) the provisions of the By-laws of the Company, as amended; and

	(e) any other applicable provisions of state and federal law.

6.	Expenses.  The expenses connected with the Company
shall be allocable between the Company and the Investment
Manager as follows:

	(a) The Investment Manager shall furnish, at its expense and without cost to the Company, the services of a President, Secretary, and one or more Vice Presidents of the Company, to the extent that such additional officers may be required by the Company for the proper conduct of its affairs.

	(b) The Investment Manager shall further maintain, at its expense and without cost to the Company, a trading function in order to carry out its obligations under subparagraphs (e), (f) and (g) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

	(c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

(i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Company whose normal duties consist of maintaining the financial accounts and books and records of the Company, including the reviewing of calculations of net asset value and preparing tax returns; or

(ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer.

 	Notwithstanding the obligation of the Company to bear the expense of the functions referred to in clauses (i) and
(ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions, and the Company shall reimburse the Investment Manager therefor upon proper accounting.

	(d) All of the ordinary business expenses incurred in the operations of the Company and the offering of its shares shall be borne by the Company unless specifically provided otherwise in this paragraph 6. These expenses include, but are not limited to: (i) brokerage commissions, legal, auditing, taxes or governmental fees; (ii) the cost of preparing share certificates; (iii) custodian, depository, transfer and shareholder service agent costs; (iv) expenses of issue, sale, redemption and repurchase of shares; (v) expenses of registering and qualifying shares for sale; (vi) insurance premiums on property or personnel (including officers and directors if available) of the Company which inure to the Company's benefit; (vii) expenses relating to director and shareholder meetings; (viii) the cost of preparing and distributing reports and notices to shareholders; (ix) the fees and other expenses incurred by the Company in connection with membership in investment company organizations; and (x) and the cost of printing copies of prospectuses and statements of additional information, as well as any supplements thereto, distributed to shareholders.

7.	Delegation of Responsibilities.  Upon the request of
the Directors, the Investment Manager may perform services on behalf of the Company which are not required by this Agreement. Such services will be performed on behalf of the Company and the Investment Manager's cost in rendering such services may be billed monthly to the Company, subject to examination by the Company's independent accountants. Payment or assumption by the Investment Manager of any Company expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Company nor obligate the Investment Manager to pay or assume any similar Company expense on any subsequent occasion.

8.	Engagement of Sub-Advisers and Broker-Dealers.   The
Investment Manager may engage, subject to approval of the Directors and where required, the shareholders of the Fund, a sub-adviser to provide advisory services in relation to the Fund. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-adviser the duties outlined in subparagraphs (e), (f) and (g) of paragraph 2 hereof.

9.	Compensation.  The Company shall pay the Investment
Manager in full compensation for services rendered hereunder an annual investment advisory fee. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

10.	Non-Exclusivity.  The services of the Investment
Manager to the Fund are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

11.	Term and Approval.  This Agreement shall become
effective on September 28, 2002 and by shall continue in
force and effect from year to year, provided that such
continuance is specifically approved at least annually by:

	(a) the Directors or the vote of a majority of the Fund's outstanding voting securities (as defined in Section
2(a)(42) of the ICA); and

	(b) the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

12.	Termination.  This Agreement may be terminated at any
time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Fund, by vote of the Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its "assignment," as such term is defined in the ICA.

13.	Liability of Investment Manager and Indemnification.
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, directors or employees, it shall not be subject to liability to the Company or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

14.	Liability of the Directors and Shareholders.  A copy of
the Agreement and Articles of Incorporation is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Directors as directors and not individually and that the obligations of this instrument are not binding upon any of the Directors or shareholders individually but are binding only upon the assets and property of the Company. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Company or the Investment Manager may have under applicable law.

15.  	Notices.  Any notices under this Agreement shall
be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Company and the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

16.  	Questions of Interpretation.  Any question of
interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

AMERICAN SKANDIA ADVISOR FUNDS, INC.


Attest:	By:
____________________________			Richard G. Davy
___________________________________		Vice President



AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED


Attest:	By:
_____________________________
		John Birch
___________________________________		Senior Vice
President & Chief
Operating Officer



American Skandia Advisor Funds, Inc.
ASAF Money Market Fund
Investment Management Agreement

EXHIBIT A




	An annual rate of .50% of the average daily net assets of the Fund.










Exhibit H

AMERICAN SKANDIA ADVISOR FUNDS, INC.
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated (the "Investment Manager") and
American Century Investment Management, Inc. (the "Sub-
Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the
"Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the
"Directors") have engaged the Investment Manager to act as investment manager for the ASAF American Century
International Growth Fund (the "Fund"), one series of the
Company, under the terms of a management agreement, dated
September 28, 2002 with the Company (the "Management
Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Registration Statement of the Company as in effect from time to time (the "Registration Statement"), the Agreement and Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be requested by the Directors. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Articles of Incorporation and By-laws of the Company communicated to the Sub-Advisor by the Investment Manager in writing; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Fund's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Fund Transactions.  In connection with the
investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price and in the most effective manner possible.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as reasonably requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider the sale of interests in the Fund, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports concerning the transactions, performance and compliance of the Fund in such form as may be mutually agreed so that the Investment Manager may review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or (2) any violation of any requirement, provision, policy or restriction that the Sub-adviser is required to comply with under paragraph 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture.
The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Articles of Incorporation, as in
effect on the date hereof;

(b)	The By-laws of the Company, as in effect on the
date hereof;

(c)	The resolutions of the Directors approving the
engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

(d)	The resolutions of the Directors selecting the
Investment Manager as investment manager to the Fund and approving the form of the Management
Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Company and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Fund.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Amendments of or supplements to items (a), (c) and (d) above will be provided within 30 days of the time such materials become available to the Sub-Adviser. With respect to item (b) above, the Sub-Adviser will timely furnish the Investment Manager with a copy of the document, properly certified or otherwise authenticated, upon request by the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable laws.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.
	The Investment Manager agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Fund on the basis of any information which might, in Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations. The Investment Manager shall consult from time to time with the Sub-Adviser to review the Sub-Adviser's performance under this Agreement. The Investment Manager agrees that, subject to the investment objective, investment policies and investment restrictions of the Fund as set forth in the Company's Registration Statement as in effect from time to time, the fact that the Sub-Adviser may adhere to an investment style for the Fund that is generally used by the Sub-Adviser in managing any of its other domestic or foreign equity or fixed income mutual funds shall not mean that the Sub-Adviser has acted with willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Notwithstanding paragraph 8 above, nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund or who have been authorized to give instructions to the Custodian.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating
Officer

Sub-Adviser:		American Century Investment Management,
Inc.
			4500 Main Street
			Kansas City, Missouri 64111
			Attention: William M. Lyons
			Executive Vice President & Chief Operating
Officer

Company:		American Skandia Advisor Funds, Inc.
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Edward P. Macdonald, Esq.

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Adviser or the Sub-Adviser's activities in connection with the investment program for the Fund contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless (1) a court of competent jurisdiction shall issue a final judgment that such an untrue statement or omission of material fact did occur, or (2) in the case of a claim or other matter disposed of by settlement or similar agreement among the parties, Investment Manager and Sub-Advisor shall have received a written opinion from independent legal counsel agreeable to the Investment Manager and Sub-Advisor to the effect that, based on a review of readily available facts, such an untrue statement or omission of material fact did occur.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this Agreement
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is September 28, 2002.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
John Birch
Senior Vice President & Chief Operating Officer

Date:	____________________________			Date:
	____________________________


Attest:	____________________________			Attest:
	____________________________






American Skandia Advisor Funds, Inc.
ASAF American Century International Growth Fund
Sub-Advisory Agreement

EXHIBIT A




	An annual rate of .45% of the combined average daily net assets of the Fund and the series of American Skandia Company that are managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the Fund.


Exhibit I

AMERICAN SKANDIA ADVISOR FUNDS, INC.
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated (the "Investment Manager") and Janus
Capital Management LLC (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the
"Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the
"Directors") have engaged the Investment Manager to act as investment manager for the ASAF Janus Capital Growth Fund
(the "Fund"), one series of the Company, under the terms of a management agreement, dated September 28, 2002, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Registration Statement of the Fund as in effect from time to time (the "Registration Statement"), the Agreement and Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and Directors at reasonable times and upon reasonable notice concerning the business of the Fund, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing;
(vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Fund's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Fund Transactions.  In connection with the
investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in Section 9 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture.
The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Articles of Incorporation, as in
effect on the date hereof;

(b)	The By-laws of the Company, as in effect on the
date hereof;

(c)	The resolutions of the Directors approving the
engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

(d)	The resolutions of the Directors selecting the
Investment Manager as investment manager to the Fund and approving the form of the Management
Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Company and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Fund.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable laws.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is a result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating
Officer

Sub-Adviser:		Janus Capital Management LLC
			100 Fillmore Street, Suite 400
			Denver, Colorado 80206-4923
			Attention: General Counsel

Company		American Skandia Advisor Funds, Inc.
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Edward P. Macdonald, Esq.

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this Agreement
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


The effective date of this agreement is September 28, 2002.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-
ADVISER:



___________________________________
	___________________________________
John Birch
	Name:______________________________
Senior Vice President & Chief Operating Officer

	Title:___________________
____________

Date:	____________________________			Date:
	____________________________


Attest:	____________________________			Attest:
	____________________________






American Skandia Advisor Funds, Inc.
ASAF Janus Capital Growth Fund
Sub-Advisory Agreement

EXHIBIT A




	An annual rate of .45% of the average daily net assets of the Fund.



Exhibit J

AMERICAN SKANDIA ADVISOR FUNDS, INC.
C. SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated (the "Investment Manager") and
INVESCO Funds Group, Inc. (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the
"Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF INVESCO Capital Income Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated September 28, 2002, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.  Investment  Services.   The Sub-Adviser will formulate
and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Registration Statement of the Company as in effect from time to time (the "Registration Statement"), the Agreement and Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment Fund from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

The   Sub-Adviser   will  not  be  responsible  for
the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the
Registration   Statement  in  effect,   or  as  such
investment   policies  and restrictions from time to time
may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor
the  activities  of  its  representatives,   personnel  and
agents in connection with the investment program of the Fund.

Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series.

The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Fund's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

Consistent with this policy, the Sub-Adviser, in
selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers
(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the
Fund to pay any such  broker-dealers  an amount of
commission
for  effecting a  Fund  investment  transaction  in excess
of the amount of commission  another   broker-dealer   would
have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Fund to such broker-dealers shall be in such amounts and
proportions as the Sub-Adviser   shall   determine   in
good   faith   in   conformity   with  its responsibilities
under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

Subject  to  the  foregoing   provisions  of  this
paragraph 3, the Sub-Adviser may also consider the sale of interests in the Fund, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services
or  to  use  a  particular   broker-dealer  which  the
Investment  Manager  has recommended.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the
Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the
Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in Section 9 of this Agreement.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the
Sub-Adviser.

6. Delivery of Documents to the  Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

 (a) The Agreement and Articles of Incorporation, as in effect on the date hereof;

 (b) The By-laws of the Company, as in effect on the date hereof;

 (c) The resolutions of the Directors approving the engagement of the Sub-Adviser as Fund manager of the Fund and approving the form of this Agreement;

 (d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Fund and approving the form of the Management Agreement;

 (e)      The Management Agreement;

 (f) The Code of Ethics of the Company and of the Investment Manager, as in effect on the date hereof; and

 (g) A list of companies the securities of which are not to be bought or sold for the Fund.

The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7. Delivery of Documents to the Investment  Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a) The  Sub-Adviser's  Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)      The Sub-Adviser's most recent balance sheet;

(c) Separate lists of persons who the Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Company assets for the Fund;
and

(d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of
Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable laws.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation
(i) to purchase or sell, or recommend for purchase or sale, for the
Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal.
This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this
Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or
(ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Fund Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the
Company to amend or supplement the Company's prospectus to reflect a change in Fund Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Fund Manager(s) reflects the termination of employment of the Fund Manager(s) with the Sub-Adviser and its affiliates or is a result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing.
All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
One Corporate Drive
Shelton, Connecticut  06484
Attention:  John Birch
Senior Vice President & Chief Operating
Officer

Sub-Adviser:		 INVESCO Trust Company
7800 East Union Avenue
P.O. Box 173706
Denver, Colorado 80217-3706
Attention: Glen A. Payne, Esq.

Company:		American Skandia Advisor Funds, Inc.
One Corporate Drive
Shelton, Connecticut 06484
Attention: Edward P. Macdonald, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3)of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the
Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or
(3) to the extent  of,  and as a result of, the  failure of
the
Sub-Adviser  to  execute,  or  cause  to  be  executed,
Fund   investment transactions  according to the
requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


The effective date of this agreement is September 28, 2002.

FOR THE INVESTMENT MANAGER:			FOR THE SUB-ADVISER:



________________________________________
	____________________________________


Date:    ____________________________         		Date:
__________________________


Attest:  ____________________________
	Attest: __________________________








American Skandia Advisor Funds, Inc.
ASAF INVESCO Capital Income Fund
Sub-Advisory Agreement

EXHIBIT A




An annual rate of .35% of the average daily net assets of the Fund.


Exhibit K

AMERICAN SKANDIA ADVISOR FUNDS, INC.
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated (the "Investment Manager") and
Pacific Investment Management Company LLC (the "Sub-
Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the
"Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF PIMCO Total Return Bond Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated September 28, 2002, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Registration Statement of the Company as in effect from time to time (the "Registration Statement"), the Agreement and Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Articles of Incorporatiom and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing;
(vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F on behalf of the Fund. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Fund Transactions.  In connection with the
investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider the sale of interests in the Fund and recommendations by the Investment Manager in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in Section 9 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture.
The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Articles of Incorporation, as in
effect on the date hereof;

(b)	The By-laws of the Company, as in effect on the
date hereof;

(c)	The resolutions of the Directors approving the
engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

(d)	The resolutions of the Directors selecting the
Investment Manager as investment manager to the Fund and approving the form of the Management
Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Company and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Fund.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable laws.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. Purchases and sales of individual securities on behalf of the Fund and other series or portfolios of the Company or other accounts for investors or institutions as to which the Sub-Adviser exercises investment discretion will be made on a basis that is equitable and consistent with its fiduciary obligations to the Fund and such other accounts. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is a result of a request by the Investment Manager or is due to circumstances beyond the Sub-adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.



Investment Manager:	American Skandia Investment Services,
Incorporated
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention:  John Birch
			Senior Vice President & Chief Operating
Officer

Sub-Adviser:		Pacific Investment Management Company,
LLC
			840 Newport Center Drive, Suite 360
			Newport Beach, California 92660
			Attention: Gordon C. Hally

Company:		American Skandia Advisor Funds, Inc.
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Edward P. Macdonald, Esq.

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this Agreement
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is September 28, 2002.

FOR THE INVESTMENT MANAGER:			FOR THE SUB-ADVISER:



___________________________________
	___________________________________
John Birch
Senior Vice President & Chief Operating Officer

Date:	____________________________			Date:
	____________________________


Attest:	____________________________			Attest:
	____________________________






American Skandia Advisor Funds, Inc.
ASAF PIMCO Total Return Bond Fund
Sub-Advisory Agreement

EXHIBIT A




	An annual rate of .25% of the average daily nets assets of the Fund.


Exhibit L

AMERICAN SKANDIA ADVISOR FUNDS, INC.
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment
Services, Incorporated (the "Investment Manager") and Wells
Capital Management, Incorporated (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the
"Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the
"Directors") have engaged the Investment Manager to act as investment manager for the ASAF Money Market Fund (the
"Fund"), one series of the Company, under the terms of a management agreement, dated September 28, 2002, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-
Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate
and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Registration Statement of the Company as in effect from time to time (the "Registration Statement"), the Agreement and Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing;
(vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series.

	The Sub-Adviser shall not be responsible for the preparation or filing of any reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at
its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Fund Transactions.  In connection with the
investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider the sale of interests in the Fund, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall
furnish the Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Fund so that the Investment Manager may review such matters and discuss the management of the Fund. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Fund disclosed in the Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the
compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture.
The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The
Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Articles of Incorporation, as in
effect on the date hereof;

(b)	The By-laws of the Company, as in effect on the
date hereof;

(c)	The resolutions of the Directors approving the
engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

(d)	The resolutions of the Directors selecting the
Investment Manager as investment manager to the Fund and approving the form of the Management
Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Company and of the
Investment Manager, as in effect on the date hereof; and

(g)	A list of companies the securities of which are
not to be bought or sold for the Fund.

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The
Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the
Securities and Exchange Commission as of the date hereof;

(b)	The Sub-Adviser's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Adviser
wishes to have authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

(d)	The Code of Ethics of the Sub-Adviser, as in
effect on the date hereof.

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand
that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9.	Representations of the Parties.  Each party hereto
hereby further represents and warrants to the other that:
(i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable laws.

10.	Liability.  In the absence of willful misfeasance, bad
faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment
Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall
remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13.	Notification.  The Sub-Adviser will notify the
Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is a result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating
Officer

Sub-Adviser.	Wells Capital Management, Inc.
		90 South 7th Street, 9th Floor
		Minneapolis, MN  55402
		Attention: David D. Sylvester, Executive Vice
President

Company:		American Skandia Advisor Funds, Inc.
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Edward P. Macdonald, Esq.

14.	Indemnification.  The Sub-Adviser agrees to indemnify
and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement
shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this Agreement
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under, and
shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is
intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is September 28, 2002.

FOR THE INVESTMENT MANAGER:		FOR THE SUB-ADVISER:



___________________________________
	___________________________________
John Birch
Senior Vice President and Chief Operating Officer

Date:	____________________________			Date:
	____________________________


Attest:	____________________________			Attest:
	____________________________





American Skandia Advisor Funds, Inc.
ASAF Money Market Fund
Sub-advisory Agreement

EXHIBIT A


An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Company that is managed by the Sub-Adviser and is similar to the Fund: .07% of the portion of the combined average daily net assets not in excess of $500 million; plus .05% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion in excess of $1.5 billion.